                                                                  EXHIBIT 10.21

                          GENERAL MEDICAL CORPORATION

                           EXECUTIVE INCENTIVE PLAN

1. PURPOSE. The Executive Incentive Plan is intended to motivate the executives of General Medical Corporation (GM) to accomplish the goals of GM, both financial and strategic; to provide competitive short-term (annual) compensation to the executives of General Medical Corporation; and to pay the executives in a manner that supports the mission and goals of GM.

2. DEFINITIONS. For the purposes of the Plan, the following definitions shall apply:

   "EBITDA" means the annual consolidated earnings of GM, before interest expenses, income taxes, depreciation and amortization, but reduced by any and all costs of this plan and any other GM cash incentive compensation plan; provided, however, that such numbers shall be determined on a basis consistent with generally accepted accounting principles.

   "Actual EBITDA" means the EBITDA achieved by GM for the Plan Year, rounded to the nearest dollar. The Board of Directors, in its discretion, may adjust actual EBITDA for any extraordinary accounting gain or loss during the Plan Year or any change in accounting principles.

   "Budgeted EBITDA" means EBITDA GM has budgeted for the Plan Year.

   "Executive" means any corporate employee in Job Grade X2 or higher who satisfies the eligibility requirements for a Member as described in Section 4.

   "Member" means any Executive appointed as a participant in the Plan and approved by the Board of Directors.

   "Multiplier" means the incentive amount, expressed as a percent of salary, at each level of EBITDA achievement.

   "Plan" means the Executive Incentive Plan.

   "Plan Year" means January 1, 1996 through December 31, 1996.

   "Salary" means the salary dollars earned while an Executive is a Plan participant during a Plan Year.

3. ELIGIBILITY FOR APPOINTMENT. An Executive of GM shall be eligible for appointment to membership if the Executive is an employee in good standing (i.e., is not subject to any formal disciplinary action, such as written warning or probation).

4. MEMBERSHIP. Membership in the Plan shall be comprised of those Executives appointed and approved as Members in the Plan, subject to the provisions of
   Section 4.2 below. Membership ceases at the end of the Plan Year.

  4.1 Members Appointed: The Members appointed for the Plan Year are set forth in Exhibit A to this Plan.

  4.2 Termination/Suspension of Membership: A Member's membership in the Plan shall automatically terminate if:
      (a) the Member dies during the Plan Year;
      (b) the Member ceases to be an Executive; or
      (c) the Member no longer satisfies the eligibility requirements of
      Section 3 above.

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5. INCENTIVE. A Member shall be eligible to receive an annual incentive payment in the following amount: the Member's Salary times the Multiplier in Exhibit B that corresponds to the EBITDA Budget for the Plan Year. A minimum EBITDA budget will be established annually, below which no incentive payment will be made. Actual EBITDA will be rounded to the one hundred thousand dollars and the Multiplier will be interpolated and rounded to the closest tenth of one percent.

  5.1 A member of the Corporate Group (from Exhibit A) will receive an incentive based on the Member's Salary times the multiplier in Exhibit B that corresponds to the Actual EBITDA for the Plan Year. If Actual EBITDA exceeds Budgeted EBITDA, a pool shall be established as a percentage of the additional EBITDA dollars generated in excess of Budget. The percentage will vary, based on Actual EBITDA achievement, as described in Exhibit B. A Member shall also receive a pro rata portion of that pool equal to the Member's Salary divided by the total Salaries of all Members, as calculated at the end of the Plan Year. A Sample Calculation is shown in Exhibit C.

  5.2 A member of the Field Group (from Exhibit A) will receive an incentive calculated in the following manner:

    5.2.1 Sales. 50% of the Member's Incentive is based on Corporate EBITDA (as calculated above in section 5.1). Corporate and market segment criteria (Exhibit D) determine the remaining 50% of the total Incentive target. Of the corporate and market segment criteria, 80% will be determined by the respective market results and 20% will be driven by corporate sales results. A Sample Calculation is shown in Exhibit E.

    5.2.2 Operations. 50% of the Member's Incentive is based on Corporate EBITDA (as calculated above in Section 5.1). The remaining 50% of the total Incentive target is determined by the Operations criteria in Exhibit D. A Sample Calculation is shown in Exhibit F.

  5.3 Board Approval: The Board of Directors shall approve the Budgeted EBITDA and the Multiplier for each position. The Budgeted EBITDA and Multiplier shall be disclosed to the Member as soon as possible after the start of the Plan Year.

  5.4 Discretionary Awards: If an Incentive is not otherwise due and payable under the Plan, the Board of Directors, in its sole discretion, may make discretionary awards.

6. INCENTIVE PAYMENT. The Incentive earned shall be paid to the Member (or if the Member is deceased, the Member's estate) within ninety (90) days after the expiration of the Plan Year, unless the Member is ineligible for an Incentive as described in Section 7.

  6.1 Partial Payment of Incentive: Any employee who is a Member for part of the Plan Year, who is an employee of GM on December 31 of the Plan Year, and who is not otherwise ineligible to receive an Incentive as described in Section 7, shall be paid that pro rata portion of the Incentive for the Member's position equal to the number of full calendar months the Member was in the Plan divided by 12.

7. INELIGIBLE FOR INCENTIVE. A Member shall not be eligible for any Incentive if:

  (a) the Member's employment with GM terminates for any reason on or before December 31 of the Plan Year;

  (b) the Member is or was under formal disciplinary action (i.e., written warning or probation) at any time during the Plan Year;

  (c) the Member's last performance review (annual or interim) is less than 2.5;

  (d) the Member ceases to be an Executive at any time during the Plan Year.

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

8. MISCELLANEOUS. The Plan shall be governed by the following miscellaneous terms:

  (a) GM may amend or terminate this Plan at any time during the Plan Year, but any such amendment or termination shall not, without the written consent of the Member, materially adversely affect a Member's right under the Plan that arise prior to the amendment or termination.

  (b) No employee of GM shall have any right to be appointed or reappointed a Member of the Plan, said appointment being solely in the discretion of the Board of Directors.

  (c) This plan and its provisions shall not be construed as (i) creating an employment contract between GM and any Member, or (ii) requiring GM to employ said Member for any specified period of time, in any specified position, at any specified Salary, or at any specified job grade. All Members are and shall remain employees at will of GM, regardless of any provisions of this Plan.

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

                                                                      EXHIBIT A

                           EXECUTIVE INCENTIVE PLAN

                                 PLAN MEMBERS

  The Plan Members for 1996 are divided into two groups, as listed below. The target incentive for Members of the Corporate Group is entirely (100%) based on the EBITDA Budget for the Plan Year. For Members of the Field Group, 50% of the target incentive is based on the EBITDA Budget for the Plan Year. The remaining 50% of the target incentive is based on market segment criteria.

CORPORATE GROUP: Chairman & Chief Executive Officer
                 Executive Vice President & Vice Chairman
                 Senior Vice President & Chief Financial Officer
                 Senior Vice President & Executive Committee Member Senior Vice President, General Counsel & Secretary Senior Vice President, Human Resources & Administration Senior Vice President, Operations and Vendor Relations Vice President & Controller
                 Vice President & Treasurer
                 Vice President, Information Systems

  FIELD GROUP:   Vice President, Acute Care
                 Vice President, Extended Care
                 Vice President, Integrated Healthcare Systems
                 Vice President, Primary Care
                 Vice President, Field Operations

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

                                                                      EXHIBIT B

                           EXECUTIVE INCENTIVE PLAN

                     INCENTIVE PERCENTAGE MULTIPLIER TABLE

  Annual Corporate Performance will influence either 50% or 100% of the total potential annual incentive depending on the Member's Group designation (see Exhibit A). The Corporate goal for 1996 is an Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) achievement of $70,100,000 with an associated target payout of 50% of a Member's annual salary. Achievement will be rounded to the closest $100,000 and the Multiplier will be rounded to the closest tenth of one percent.

  Corporate performance will be measured on the following scale:

   EBITDA $ ACHIEVEMENT                           MULTIPLIER (AS % OF SALARY)
   --------------------        -----------------------------------------------------------------
    Below $68,000,000                                   0%
          $68,000,000                                  20%
          $68,700,000                                  25%
          $69,400,000                                  35%
   Budget $70,100,000                                  50%
          $72,100,000                                  50%
 $72,200,000 to $75,000,000    50%, plus a pro-rated portion of a pool established as 30% of all
                                additional EBITDA $       over target, less $600,000
 $75,100,000 to $80,000,000    50%, plus a pro-rated portion of a pool established as 35% of all
                                additional EBITDA $       over target, less $600,000
          $80,100+             50%, plus a pro-rated portion of a pool established as 50% of all
                                additional EBITDA $       over target, less $600,000

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

                                                                      EXHIBIT C

                           EXECUTIVE INCENTIVE PLAN

                         SAMPLE CALCULATION--CORPORATE

  Assume a Vice President in the Corporate Group (see Exhibit A) with a Salary of $100,000. In addition, assume General Medical achieves EBITDA of $75,000,000 and the total pool of executive salaries is $2,000,000.

   Sample Calculation:
   The Member's Salary                                      $100,000
   times the Multiplier from Exhibit B                          x 50%
                                                            --------
                                                            $ 50,000
   Additional Pool = ((75,000,000-70,100,000)*30%)-600,000  $870,000
   Pro-rata Portion = $100,000/2,000,000                         x 5%
                                                            --------
   Additional Incentive                                     $ 43,500
   Total Incentive                                          $ 93,500

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

                                                                       EXHIBIT D

                          EXECUTIVE COMPENSATION PLANS

                ASSIGNED CRITERIA & WEIGHTS FOR THE FIELD GROUP

  VICE PRESIDENT, FIELD OPERATIONS
                                                                          WEIGHT
                                                                          ------
                                                 Fill Rate                   40%
                                                 Inventory Turnover Days     30%
                                                 Expense Control             30%

  VICE PRESIDENT, ACUTE CARE

                                                                          WEIGHT
                                                                          ------
                                                 Sales                       20%
                                                 Gross Profit Dollars        40%
                                                 Gross Profit Percent        40%

  VICE PRESIDENT, EXTENDED CARE

                                                                          WEIGHT
                                                                          ------
                                                 Sales                       20%
                                                 Gross Profit Dollars        40%
                                                 Gross Profit Percent        40%

  VICE PRESIDENT, PRIMARY CARE

                                                                          WEIGHT
                                                                          ------
                                                 Sales                       50%
                                                 Gross Profit Percent        50%

Market Segment Criteria will be measured on the following scale:

   ACHIEVEMENT (AS % OF PLAN)                         PAYOUT (AS % OF TARGET)
   --------------------------                         ------------------------
       Below 95%                                                 0%
          95%                                                   20%
          96%                                                   30%
          97%                                                   40%
          98%                                                   50%
          99%                                                   70%
          100%                                                  100%
       101%-124%                                      2% for each 1% over 100%
     125% and above                                             150%

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

                                                                       EXHIBIT E
                            EXECUTIVE INCENTIVE PLAN

                           SAMPLE CALCULATION--SALES

  Assume a Vice President in the Field Group with a Salary of $100,000. General Medical achieves EBITDA of $75,000,000 and the total pool of executive salaries is $2,000,000. The individual market segment performance and weighting are listed below. In addition, sales performance for the entire company is 104%.

EBITDA (50%)
The Member's Salary x 50%                                 $ 50,000
 times the Multiplier from Exhibit B                      x     50%
                                                          --------
                                                          $ 25,000
Additional Pool = ((75,000,000-70,100,000)*30%)--600,000  $870,000
Pro-rata Portion = (100,000/2)/2,000,000                  x    2.5%
                                                          --------
Additional Incentive                                      $ 21,750
Total EBITDA Incentive                                    $ 46,750
MARKET SEGMENT CRITERIA (50%)
Market Segment Criteria Target = Member's Salary x 50%    $ 50,000
Member's Market Performance (80% of target):

                                     TARGET                INCENTIVE
                          WEIGHT    INCENTIVE  PERFORMANCE  PERCENT  INCENTIVE
                         --------- ----------- ----------- --------- ---------
Sales                       20%      $ 8,000      100%       100%     $ 8,000
Gross Profit Dollars        40%      $16,000      105%       110%     $17,600
Gross Profit Percent        40%      $16,000       96%        30%     $ 4,800
                                     -------                          -------
                                     $40,000                          $30,400
Company Sales Perfor-
 mance (20% of target):
                          TARGET                INCENTIVE
                         INCENTIVE PERFORMANCE   PERCENT   INCENTIVE
                         --------- ----------- ----------- ---------
Total Incentive           $10,000     104%        108%      $10,800
EBITDA                                                      $46,750
Individual Market                                           $30,400
Company Sales                                               $10,800
                                                            -------
                                                            $87,950

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

                                                                      EXHIBIT F

                           EXECUTIVE INCENTIVE PLAN

                        SAMPLE CALCULATION--OPERATIONS

  Assume a Vice President, Field Operations with a salary of $100,000. General Medical achieves EBITDA of $75,000,000. Operations performance is listed below.

   EBITDA (50%)
   The Member's Salary x 50%                                $ 50,000
   times the multiplier from Exhibit B                         x  50%
                                                            --------
                                                            $ 25,000
   Additional Pool = ((75,000,000-70,000,000)*30%)-600,000  $870,000
   Pro-Rata Portion = (100,000/2)/2,000,000                   x  2.5%
                                                            --------
                                                            $ 21,750
   Total EBITDA Incentive                                   $ 46,750
   OPERATIONS CRITERIA (50%)
   Operations Criteria Target = Member's Salary x 50%       $ 50,000
   Operations Performance

                       TARGET               INCENTIVE
               WEIGHT INCENTIVE PERFORMANCE  PERCENT  INCENTIVE
               ------ --------- ----------- --------- ---------
   Fill Rate    40%     $20,000    100%        100%     $20,000
   Inventory
   Turnover
   Days         30%     $15,000    105%        110%     $16,500
   Expense              $15,000                         $ 4,500
   Control      30%   ---------     96%         30%   ---------
                        $50,000                         $41,000
                      ---------                       ---------

  TOTAL INCENTIVE
  ---------------
  EBITDA                 $46,750
                         $41,000
  Operations Performance -------
                         $87,750

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